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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 9, 2000 (MARCH 6, 2000)
                                                 -------------------------------




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                      1-13726                 73-1395733
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                  73118
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     (Address of principal executive offices)                     (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

     On March 6, 2000, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing the dismissal of its 1997 securities litigation.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits. The following exhibit is filed herewith:

     99.  Press Release issued by the Registrant on March 6, 2000.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CHESAPEAKE ENERGY CORPORATION



                                        BY: /s/ AUBREY K. MCCLENDON
                                           -------------------------------------
                                                AUBREY K. MCCLENDON
                                            Chairman of the Board and
                                              Chief Executive Officer

Dated: March 9, 2000


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                                  EXHIBIT INDEX


EXHIBIT  DESCRIPTION
-------  -----------
99       Press Release issued by the Registrant on March 6, 2000.


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